Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Mike Ascione for the Investor Group, (617) 227-0050

Tom McDonald for SkillSoft, (603) 324-3000 x4232

SKILLSOFT ANNOUNCES CLOSING OF TAKE-PRIVATE TRANSACTION WITH FUNDS SPONSORED BY BERKSHIRE PARTNERS, ADVENT INTERNATIONAL AND BAIN CAPITAL PARTNERS

DUBLIN, IRELAND AND NASHUA, N.H., May 26, 2010 — SkillSoft PLC (NASDAQ: SKIL), a leading Software as a Service (SaaS) provider of on-demand e-learning and performance support solutions, announced that the acquisition of the Company by SSI Investments III Limited, a company formed by funds sponsored by each of Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC (together, the “Investor Group”), was completed today. Under the terms of the transaction, pursuant to Irish law, SkillSoft shareholders will receive US$11.25 in cash for each SkillSoft share no later than June 9, 2010, a premium of approximately 15 percent over US$9.76, the closing price of SkillSoft shares on February 11, 2010, the last trading day before the first public announcement of the acquisition. The fully diluted equity value of the transaction is approximately US$1.2 billion.

“SkillSoft is pleased to announce the closing of this transaction,” said Chuck Moran, who will continue to lead SkillSoft as CEO together with the current management team. “We believe this represents an attractive outcome for our shareholders, and we view the transaction as an endorsement of SkillSoft’s commitment to providing innovative e-learning products, combined with unmatched customer service. We look forward to this next chapter of SkillSoft’s evolution in partnership with Berkshire, Advent and Bain Capital.”

SkillSoft will continue to be headquartered in Dublin, Ireland, but effective today its shares will no longer be publicly listed on NASDAQ.

“SkillSoft is a compelling company with an exceptional management team,” said Michael Ascione, a Managing Director of Berkshire Partners. “We look forward to supporting Chuck Moran and the SkillSoft team as they continue to grow SkillSoft’s strong position in the industry.”

“We expect the e-learning industry to exhibit strong growth characteristics over the next decade,” said Steve Tadler, a Managing Partner of Advent International. “We believe that SkillSoft is well-positioned to continue to develop and enhance its e-learning products and services.”

Ian Loring, a Managing Director of Bain Capital Partners, added, “SkillSoft’s strong position in the training industry and compelling economic model create the opportunity to invest in a range of strategic growth initiatives that offer significant long-term potential.”

Morgan Stanley & Co., Incorporated, Barclays Capital and Deutsche Bank provided financing for the transaction. For the Investor Group, Morgan Stanley & Co., Incorporated and Barclays Capital acted as financial advisors, and Ropes & Gray LLC and Mason, Hayes+Curran provided legal counsel. SkillSoft’s financial advisor was Credit Suisse Securities LLC, and WilmerHale and William Fry acted as legal counsel.

About SkillSoft PLC

SkillSoft PLC is a leading SaaS provider of on-demand e-learning and performance support solutions for global enterprises, government, education and small to medium-sized businesses. SkillSoft enables business organizations to maximize business performance through a combination of comprehensive e-learning content, online information resources, flexible learning technologies, and support services.

Content offerings include business, IT, desktop, compliance and consumer/SMB courseware collections, as well as complementary content assets such as Leadership Development Channel video products, KnowledgeCenter™ portals, virtual instructor-led training services and online mentoring services. SkillSoft’s Books24x7® product offering includes access to more than 25,000 digitized IT and business books, as well as book summaries and executive reports. Technology offerings include the SkillPort® learning management system, Search-and-Learn®, SkillSoft® Dialogue™, inGenius™ and virtual classroom. For additional information, visit www.skillsoft.com.

SkillSoft courseware content described herein is for information purposes only and is subject to change without notice. SkillSoft has no obligation or commitment to develop or deliver any future release, upgrade, feature, enhancement or function described in this press release except as specifically set forth in a written agreement.

SkillSoft, the SkillSoft logo, SkillPort, Search-and-Learn, SkillChoice, Books24x7, ITPro, BusinessPro, OfficeEssentials, GovEssentials, EngineeringPro, FinancePro, AnalystPerspectives, ExecSummaries, ExecBlueprints, Express Guide and Dialogue are trademarks or registered trademarks of SkillSoft PLC in the United States and certain other countries. All other trademarks are the property of their respective owners, countries.

About Berkshire Partners LLC

Berkshire Partners, the Boston-based private equity firm, has invested in leading mid-sized companies for over twenty-five years through seven investment funds with aggregate capital of US$6.5 billion. Berkshire has a long history of successfully investing in business services companies, including NEW Asurion (a provider of extended service plans and value added wireless subscription services), Crown Castle (a provider of antennae sites and related services to the wireless communications industry) and Acosta (a provider of sales and marketing services to the consumer packaged goods industry). Since the mid-1980s, Berkshire has invested in over 100 companies with approximately US$20 billion of acquisition value and combined revenues of over US$22 billion. Berkshire seeks to invest US$50 million to US$500 million of equity capital in each portfolio company. For additional information, visit www.berkshirepartners.com.

About Advent International Corporation

Founded in 1984, Advent International is one of the world’s leading global buyout firms, with offices in 16 countries on four continents. A driving force in international private equity for 25 years, Advent has built an unparalleled global platform of over 150 investment professionals across Western and Central Europe, North America, Latin America and Asia. The firm focuses on international buyouts, strategic repositioning opportunities and growth buyouts in five core sectors, working actively with management teams to drive revenue growth and earnings improvements in portfolio companies. Since inception, Advent has raised US$26 billion in private equity capital and, through its buyout programs, has completed over 250 transactions valued at approximately US$50 billion in 35 countries. The firm has backed numerous management teams in knowledge-based industries including: Financial Dynamics, an international business communications consultancy; Alexander Mann, a specialist staffing company focused on information technology and financial markets; Equiniti, the pre-eminent UK provider of share registration services, retail investor services and employee benefits solutions; HumanGroup, a provider of temporary and outsourced staffing services; Kroton (Bovespa: KROT11), one of Brazil’s largest private education companies; and WSiP, the largest educational publisher in Poland. For more information, visit www.adventinternational.com.

About Bain Capital, LLC

Bain Capital, LLC (www.baincapital.com) is a global private investment firm whose affiliates, including Bain Capital Partners, manage several pools of capital including private equity, venture capital, public equity, high-yield assets and mezzanine capital with approximately US$65 billion in assets under management. Bain Capital has a team of over 300 professionals dedicated to investing and to supporting its portfolio companies. Since its inception in 1984, funds sponsored by Bain Capital have made private equity investments and add-on acquisitions in over 300 companies in a variety of industries around the world. Bain Capital has a long history of investments in the software, business services and education industries, including SunGard, Applied Systems, Houghton Mifflin, Gartner Group, UGS, LinkedIn, The Princeton Review, SolarWinds, and FleetCor. Headquartered in Boston, Bain Capital has offices in New York, London, Munich, Hong Kong, Shanghai, Tokyo, and Mumbai.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This announcement includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Statements in this announcement regarding the proposed transaction between SSI Investments III Limited and SkillSoft, the expected timetable for completing the transaction and any other statements about SkillSoft’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include delays or difficulties in consummating the proposed acquisition by SSI Investments III Limited, competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in SkillSoft’s Annual Report on Form 10-K for the fiscal year ended January 31, 2010, as filed with the Securities and Exchange Commission. The forward-looking statements provided by SkillSoft in this announcement represent the views of SkillSoft as of the date of this announcement. SkillSoft anticipates that subsequent events and developments may cause their views to change. However, while SkillSoft may elect to update these forward-looking statements at some point in the future, SkillSoft specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SkillSoft’s views as of any date subsequent to the date of this announcement.